united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 09/30

Date of reporting period: 9/30/2019

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Annual Report

September 30, 2019

Fund Advisor:

Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

(800) 788-6086

www.marathonvalue.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.marathonvalue.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

9/30/19 Annual Shareholder Letter	6909-NLD-10/08/2019

Dear Fellow Shareholders,

MVPFX is an equity strategy run with a value bias. Historically, this has meant applying a price-conscious discipline to both the buy and sell decisions. This continues to be the case today. Over the years, the way we measure value has evolved as accounting rules and tax policies have changed. However, a focus on the ability of a company to generate free cash flow has never wavered. Further, we also assess how much of that cash generation is retained versus paid out in either dividends or share repurchases. The further into the current economic cycle we get, the more skeptical we become of companies not generating free cash flow.

Massive opportunity in value stocks?

This leads to our thoughts on the current market opportunity for “value” stocks. First, we find it encouraging that performance has been disparate between the various S&P 500 sectors. For example, the top-performing S&P 500 sectors over the last twelve months ended September 30, 2019 were utilities (+23.38%), real estate (+16.66%) and consumer staples (+13.97%). The bottom-performing S&P 500 sectors over the last twelve months were energy (-22.91%), industrials (-1.85%) and materials (-0.53%). Of particular interest, the difference between the best performing sector and the worst-performing sector was 46.29%! This type of dispersion is a welcome dynamic as it means there are opportunities in certain segments of the market where potential value can be found. In other words, negative sentiment can be positive for a value investor as it means the downside thesis for a company is well-understood by other investors. As we mentioned in our semi-annual letter in March of this year, we thought energy shares were beginning to look attractive. To that end, a new position we’ve added to the portfolio during the last three months has been in the energy pipeline subsector at, what we believe to be, a cheap valuation (10x price/earnings ratio and a 12% dividend yield). Further, new potential additions that have been rising to the top of our screens are in economically sensitive sectors to include the industrial and materials sectors. In many cases, new opportunities in the industrial and materials sectors have high single-digit price/earnings ratios and dividend yields in the 3-5% range. This compares favorably to the S&P 500 which sports a higher forward price/earnings ratio of 18x and a lower dividend yield of ~1.8%.

Another pocket of the US equity market starting to show promise is in small/mid-sized companies. Given that the majority of large US and international investor capital allocations have been directed to the largest companies (e.g. S&P 500)1, small companies (proxied by the Russell 2000) have seen their performance lag by a wide margin over the last twelve months (S&P 500 +4.25%, Russell 2000 -10.21%). This performance trend in small versus large companies is not a new phenomenon. In fact, over the prior three and five year periods ended September 30, 2019, the performance differential between the Russell 2000 and the S&P 500 has been a cumulative 15.36% and 12.23% in favor of the S&P 500. Could this differential persist? Anything is possible in today’s market environment, however, academic evidence2 and current valuation disparity3 would suggest that now may be a decent time to look for potential new additions in the small and mid-size company segment.

Management Discussion and Analysis

Over the twelve-month period ended September 30, 2019, the Fund returned +6.13%. Marathon’s average annual performance since inception (March 28, 2000) is +8.32%. The comparable total returns for the S&P 500 benchmark are +4.25% and +5.59%. Since the Fund’s inception, the Fund’s cumulative total return has been 375.42% versus the S&P 500’s cumulative total return of 188.86% for a total return differential of +186.56% for Marathon.

[1]	http://statestreetspdrs.com/shared/pdfs/1569/flash-flows-july-no-mb-jet-no-final.pdf

[2]	Fama, E. F.; French, K. R. (1992). “The Cross-Section of Expected Stock Returns”. The Journal of Finance. 47

[3]	As of October 1, 2019, S&P 500 trailing P/E was 20.98x and the Russell 2000 trailing P/E was 16.46x. Source: iShares.com

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception as of 9/30/2019
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	13.73%	16.44%	-5.61%	375.42%
S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	188.86%

Average Annual Total Returns
For the Periods Ended September 30, 2019
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception

Marathon Value Portfolio	6.13%	11.34%	9.46%	11.06%	8.32%

S&P 500 Total Return Index	4.25%	13.39%	10.84%	13.24%	5.59%

The total gross annual expense ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%.

*	March 28, 2000 is the date the portfolio manager assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through September 30, 2019. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

Moving to portfolio holdings, we’re outlining the top three contributors and detractors by portfolio weighting during the prior twelve months ended September 30, 2019 and providing a brief commentary on each:

Contributors

Longtime holding Proctor & Gamble (PG, +53.95%, 1.16% of assets) returned to the top three lists as product rationalization and new marketing efforts have propelled the company to mid-single-digit sales growth for the first time in many years. Further, PG benefited from its traditional classification as a defensive consumer products company as global growth slowed.

Eastgroup Properties (EGP, +34.41%, 0.96% of assets) turned in a stellar performance with a ~7% return over the industrial REIT peer-group4. EGP’s focus on small, last-mile distribution centers is ideally suited for the e-commerce economy of the future. Further, with the dividend payout ratio the lowest it has been in more than 20yrs (59% of FFO5),

[4]	Source: Morningstar.com

[5]	FFO stands for Funds From Operations. It is the real estate equivalent of earning per share.

EGP is positioned to return larger amounts of capital to shareholders in the years to come without much change in the business fundamentals.

McDonald’s (MCD, +30.50%, 2.74% of assets) continued to benefit from the turn-around launched by CEO Steve Easterbrook with shares hitting a new all-time high. Global comparable sales rose 6.5% in the most recent quarterly report as technology adoption is helping reduce expenses as well as enhance distribution options outside of physical stores (i.e. delivery). Valuation, however, has risen to elevated levels. We’ll look to opportunistically trim MCD shares as a possible source of funds for future portfolio additions.

Detractors

Raven Industries (RAVN, -25.17%, 0.67% of assets) continued to struggle with two factors: (1) small industrial company and (2) conglomerate model of operation. Industrial companies as a whole have struggled in share price given the weakening global macro-economic outlook.

Reading International (RDI, -22.47%, 0.59% of assets) was tied to the success of mega-blockbuster films given the composition of their assets (well-located cinemas). The continued challenges at US box offices due to streaming competition (e.g. Netflix, Hulu) is not easily mitigated. We are looking for opportunities to further-reduce our holding.

Axos Financial (AX, -20.47%, 1.59% of assets), similar to most other bank stocks, fought an uphill battle with a challenging interest rate environment. In general, we are looking to reduce the fund exposure to financial stocks to mitigate any potential move lower in US interest rates.

In summary, while we cannot predict the future, the valuation of both the S&P 500 and US government bond markets would suggest low single-digit returns in equities over the next five to seven years if you are using an index approach. As an active equity strategy with an active share of 77.596, we are clearly investing differently than our benchmark. We remain in a conservative position and will be looking for opportunities to add new positions (or trim existing positions) as the index gets more volatile in the months/years to come.

[6]	Active share is a similarity of a fund’s holdings to its benchmark. A score of 100 indicates that the fund and its benchmark have no common holdings, whereas a score of 0 indicates that the fund holdings and benchmark are identical in number and proportion.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures(*) for the periods ended September 30, 2019, compared to its benchmark:

		Five	Ten	Inception*** through
	One	Year	Year	September 30, 2019
	Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	6.13%	9.46%	11.06%	8.32%
S&P 500 Total Return Index **	4.25%	10.84%	13.24%	5.59%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are the average annual. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s net assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2019:

Sectors	Percentage of Net Assets
Information Technology	20.9%
Financial Services	19.3%
Healthcare	15.0%
Industrials	11.6%
Consumer Discretionary	9.8%
Consumer Staples	8.3%
Communication	5.3%
Materials	5.0%
Real Estate Investment Trusts	2.3%
Energy	2.2%
Other	0.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCKS - 97.4%
	COMMUNICATION - 5.3%
1,103	Alphabet, Inc.*	$1,344,557
750	Alphabet, Inc.*	915,855
8,000	Walt Disney Co.	1,042,560
		3,302,972
	CONSUMER DISCRETIONARY - 9.8%
4,000	Advance Auto Parts, Inc.	661,600
550	Amazon.com, Inc. *	954,751
8,500	Genuine Parts Co.	846,515
14,700	Lowe’s Cos., Inc.	1,616,412
8,000	McDonald’s Corp.	1,717,680
30,780	Reading International, Inc. *	368,129
		6,165,086
	CONSUMER STAPLES - 8.3%
10,000	Colgate-Palmolive Co.	735,100
6,300	Costco Wholesale Corp.	1,815,093
5,000	Kimberly-Clark Corp.	710,250
9,100	PepsiCo, Inc.	1,247,610
5,858	Procter & Gamble Co.	728,618
		5,236,671
	ENERGY - 2.2%
15,000	Equitrans Midstream Corp.	218,250
8,000	Phillips 66	819,200
15,000	Williams Cos, Inc.	360,900
		1,398,350
	FINANCIAL SERVICES - 19.3%
3,013	Alleghany Corp. *	2,403,651
3,000	Aon PLC	580,710
36,000	Axos Financial, Inc. *	995,400
6,500	Berkshire Hathaway, Inc. *	1,352,130
10,000	Brookfield Asset Management, Inc.	530,900
14,300	Global Payments, Inc.	2,273,700
5,030	M&T Bank Corp.	794,589
50,900	Northeast Bank	1,128,453
19,530	US Bancorp	1,080,790
900	White Mountains Insurance Group Ltd.	972,000
		12,112,323
	HEALTHCARE - 15.0%
13,497	Abbott Laboratories	1,129,294
7,000	AbbVie, Inc.	530,040

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	COMMON STOCKS - 97.4% (Continued)
	HEALTHCARE - 15.0% (Continued)
1,369	Alcon, Inc.*	$79,799
3,134	Becton Dickinson and Co.	792,777
12,000	Edwards Lifesciences Corp. *	2,638,920
10,000	Medtronic PLC	1,086,200
6,845	Novartis AG - ADR	594,831
8,000	Novo Nordisk A/S - ADR	413,600
8,723	Pfizer, Inc.	313,417
8,500	Stryker Corp.	1,838,550
		9,417,428
	INDUSTRIALS - 11.6%
14,600	Emerson Electric Co.	976,156
35,000	Graco, Inc.	1,611,400
8,300	Illinois Tool Works, Inc.	1,298,867
23,660	Johnson Controls International PLC	1,038,437
12,300	Lincoln Electric Holdings, Inc.	1,067,148
12,484	Raven Industries, Inc.	417,715
9,000	TE Connectivity Ltd.	838,620
		7,248,343
	INFORMATION TECHNOLOGY - 20.9%
6,000	Apple, Inc.	1,343,820
6,700	Automatic Data Processing, Inc.	1,081,514
21,600	Avnet, Inc.	960,876
17,876	Cisco Systems, Inc.	883,253
18,500	Corning, Inc.	527,620
9,000	Equifax, Inc.	1,266,030
18,154	Intel Corp.	935,476
5,200	International Business Machines Corp.	756,184
11,400	Microsoft Corp.	1,584,942
1,000	Palo Alto Networks, Inc. *	203,830
12,200	Texas Instruments, Inc.	1,576,728
6,000	Verisk Analytics Inc	948,840
5,000	Zebra Technologies Corp. *	1,031,850
		13,100,963
	MATERIALS - 5.0%
6,000	3M Co.	986,400
13,151	Koninklijke DSM NV - ADR	395,976
15,000	PPG Industries, Inc.	1,777,650
		3,160,026

	TOTAL COMMON STOCK (Cost $19,901,877)	61,142,162

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.3%
40,000	Brookfield Property REIT, Inc.	$815,600
4,800	EastGroup Properties, Inc.	600,096
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $912,920)	1,415,696

	TOTAL INVESTMENTS (Cost $20,814,797) - 99.7%	$62,557,858

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	199,557

	NET ASSETS - 100.0%	$62,757,415

*	Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Company

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities:
At cost	$20,814,797
At fair value	$62,557,858
Cash and cash equivalents	139,794
Dividends and interest receivable	76,117
Receivable for fund shares sold	500
TOTAL ASSETS	62,774,269

LIABILITIES
Payable for fund shares redeemed	4,276
Investment advisory fees payable (a)	12,578
TOTAL LIABILITIES	16,854
NET ASSETS	$62,757,415

Net Assets Consist Of:
Paid in capital	$16,447,457
Accumulated earnings	46,309,958
NET ASSETS	$62,757,415

Net Asset Value Per Share:
Shares:
Net Assets	$62,757,415
Shares of beneficial interest outstanding (b)	2,092,094

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$30.00

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $6,129)	$998,443
Interest	9,285
TOTAL INVESTMENT INCOME	1,007,728

EXPENSES
Investment advisory fees (a)	664,642
Overdraft expense	704
TOTAL EXPENSES	665,346

NET INVESTMENT INCOME	342,382

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	4,534,701
Net change in unrealized depreciation on investments and foreign currency transactions	(1,663,941)
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,870,760

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,213,142

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income	$342,382	$410,024
Net realized gain from investments and foreign currency transactions	4,534,701	1,918,054
Net change in unrealized appreciation (depreciation) on investments	(1,663,941)	7,043,663
Net increase in net assets resulting from operations	3,213,142	9,371,741

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(529,856)
From net realized gains	—	(3,849,701)
Total Distribution paid*:	(2,491,639)	—
Net decrease in net assets from distributions to shareholders	(2,491,639)	(4,379,557)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,100,090	1,200,161
Reinvestment of distributions to shareholders	2,488,890	4,366,789
Payments for shares redeemed	(7,985,330)	(15,989,333)
Net decrease in net assets from shares of beneficial interest	(4,396,350)	(10,422,383)

TOTAL DECREASE IN NET ASSETS	(3,674,847)	(5,430,199)

NET ASSETS
Beginning of Year	66,432,262	71,862,461
End of Year**	$62,757,415	$66,432,262

SHARE ACTIVITY
Shares Sold	39,672	42,879
Shares Reinvested	96,882	161,673
Shares Redeemed	(295,834)	(573,457)
Net decrease from share activity	(159,280)	(368,905)

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed investment income of $337,907 as of September 30, 2018.

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year Presented

	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,		October 31,	October 31,
	2019	2018	2017	2016		2015	2014

Net asset value, beginning of period/year	$29.51	$27.43	$24.59	$23.24		$23.01	$21.88
Activity from investment operations:
Net investment income (a)	0.16	0.17	0.17	0.17		0.15	0.13
Net realized and unrealized gain on investments	1.46	3.65	3.12	1.51		0.62	1.69
Total from investment operations	1.62	3.82	3.29	1.68		0.77	1.82
Less distributions from:
Net investment income	(0.17)	(0.21)	(0.12)	(0.16)		(0.14)	(0.08)
Net realized gains	(0.96)	(1.53)	(0.33)	(0.17)		(0.40)	(0.61)
Total distributions	(1.13)	(1.74)	(0.45)	(0.33)		(0.54)	(0.69)
Net asset value, end of period/year	$30.00	$29.51	$27.43	$24.59		$23.24	$23.01
Total return (b)	6.13%	14.51%	13.56%	7.36	% (f)	3.46%	8.58%
Net assets, end of period/year (000s)	$62,757	$66,432	$71,862	$62,984		$63,306	$67,133
Ratio of expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10	% (e)	1.10%	1.13	% (d)
Ratio of net investment income to average net assets (c)	0.57%	0.60%	0.64%	0.79	% (e)	0.65%	0.56%
Portfolio Turnover Rate	9%	6%	15%	6	% (f)	12%	16%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(e)	Annualized.

(f)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. The Fund’s investment objective is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. Effective May 1, 2016, Gratus Capital LLC (“Gratus” or the “Advisor”) began serving as the Fund’s investment advisor. Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”) served as the Fund’s advisor.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019, for the Fund’s investments measured at fair value:

			Level 3
		Level 2	(Other Significant
	Level 1	(Other Significant	Unobservable
Assets*	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks	$61,142,162	$—	$—	$61,142,162
Real Estate Investment Trust (“REITs”)	1,415,696	—	—	1,415,696
Total	$62,557,858	$—	$—	$62,557,858

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from REITs securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 - September 30, 2018, or expected to be taken in the Fund’s September 30, 2019 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $5,217,742 and $11,884,647, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Gratus Capital, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement (“Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the year ended September 30, 2019 Gratus earned fees of $664,642 for its services under on the Advisory Agreement.

Northern Lights Distributors, LLC (“NLD” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended September 30, 2019, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, GFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees (“universal fee”). Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS (as part of the universal fee).

Compensation of Directors. The total amount allocated to the Fund for the year ended September 30, 2019, was $12,610 (as part of the universal fee).

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes as of September 30, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

			Total Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Aggregate Cost	Appreciation	Depreciation	Depreciation
$20,825,818	$41,755,120	$(23,080)	$41,732,040

The tax character of distributions paid during the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$381,157	$529,856
Long-Term Capital Gain	2,110,482	3,849,701
Return of Capital	—	—
	$2,491,639	$4,379,557

As of September 30, 2019, the components of distributable earnings/ on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and Late	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Year Loss	Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$204,183	$4,373,735	$—	$—	$—	$41,732,040	$46,309,958

The difference between book basis and tax basis unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2019, Charles Schwab & Co. was the record owner of 76.97% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shortened the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and
Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for the periods ended September 30, 2019, 2018, 2017 and 2016, and for the periods ended October 31, 2015 and 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Marathon Value Portfolio
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Fund, you incur ongoing costs, consisting of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019 (the ’‘period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	4/1/19	9/30/19	4/1/19-9/30/19*	4/1/19-9/30/19
	$1,000.00	1,066.50	5.70	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	4/1/19	9/30/19	4/1/19-9/30/19*	4/1/19-9/30/19
	$1,000.00	$1,019.55	$5.57	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman ofthe Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/19-NLFT III-v2

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/19-NLFT III-v2

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Shareholder Voting Results

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

Marathon Value Portfolio
OTHER INFORMATION
September 30, 2019 (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ADVISOR
Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $13,500

2018 – $13,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $3,500

2018 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:            0.00% 0.00%

Tax Fees:            0.00% 0.00%

All Other Fees:            0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,500

2018 –$3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/4/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/4/2019